PAINEWEBBER STRATEGY FUND                                      SEMIANNUAL REPORT


Dear Shareholder,                                                   May 15, 2001

We present you with the semiannual report for PaineWebber Strategy Fund for the six-month period ended March 31, 2001.

MARKET REVIEW
--------------------------------------------------------------------------------
[ICON]   A seemingly bottomless pit engulfed most major market indices during the six months ended March 31, 2001, as stagnant growth, a continued depletion of wealth, a huge bump up in the number of unemployment claims and the resulting drain on consumer confidence combined to stoke recession fears. During the period, the tech-heavy Nasdaq Composite Index shrunk by 49.9%, with top tech issues taking an even bigger beating, losing 55.9% as measured by the Nasdaq 100 Index. The S&P 500 Index performed relatively better although it still fell 18.7% during the six-month period.

   The Federal Reserve (the "Fed"), sensitive to the apparent deterioration in the economy, battled hard to halt the slide, lowering rates three times--each time by 50 basis points (a basis point equals 1/100 of one percent)--during the first quarter of this year. Post-fiscal period, the Fed again slashed rates two times by a combined 100 basis points, dropping the Fed Funds rate (the rate charged to banks for overnight loans) to 4.0%. This amount of easing, over so short a period of time, represents an aggressive policy stance on the part of the Fed; clearly, they are focused on preventing the economy from slipping into recession.

   In April, the International Monetary Fund (IMF) cut global economic forecasts sharply for 2001, as it worried that the problems facing the United States and Japan would spread to other markets. Also in April, the unemployment rate climbed to 4.5% from 4.2% in January and February and 4.3% in March. Still, throughout this period of volatility, consumer spending has remained surprisingly strong, rising about 3% during the first three months of 2001. As a result, economic growth was stronger than expected during the first quarter, as the U.S. economy grew at a 2% annual rate--approximately double expectations.

   Since the beginning of April, most major stock indices rebounded sharply. The S&P 500 was up 7.8% in April and the Dow Jones Industrial Average leapt 8.7% during the same period. The Nasdaq Composite rose even more dramatically in percentage terms (the Index gained 15.0% in April compared to a loss of 14.5% in March). During this period, even slightly negative earnings reports did not produce the mass sell-off of shares as was the norm during similar announcements in the previous months, giving hope that at least the technology slide had reached a bottom. A rebound can be expected if the equity market is following its classical cyclical pattern--stocks on average, tend to lead economic recoveries by about five months.

[SIDEBAR]
We are pleased to announce that, effective May 1, 2001, Mitchell Hutchins Asset Management Inc. has changed its name to Brinson Advisors, Inc. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

-  A global perspective on markets and economies
- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

(continued on page 3)
[END OF SIDEBAR]

SEMIANNUAL REPORT                                      PAINEWEBBER STRATEGY FUND

[SIDEBAR]
PAINEWEBBER
STRATEGY FUND

INVESTMENT OBJECTIVE:
Long-term capital appreciation

PORTFOLIO MANAGER:
T. Kirkham Barneby
Brinson Advisors, Inc.

COMMENCEMENT:
December 2, 1999,
all classes

DIVIDEND PAYMENTS:
Annually, if any
[END OF SIDEBAR]

PORTFOLIO HIGHLIGHTS

   During the six-month period ended March 31, 2001, the Fund underperformed the S&P 500 Index. The Fund's A shares slid 34.2%, against the S&P 500's retreat of 18.8%, as market activity during the period was influenced by sales and profit warnings in a wide variety of businesses. Intense market volatility and the Fund's large-cap growth orientation had a negative impact on performance in the short term. Furthermore, serious declines in the technology sector, in which the Fund was significantly invested for most of the period (40.2% as of March 31), had an adverse effect on Fund performance. While some of the Fund's technology holdings such as Dell Computer (2.3%),* Microsoft (2.4%),* and Texas Instruments (sold during the period) contributed positively to performance, these advances were wiped out by other technology securities that dragged performance lower. The Fund's investment in this sector was driven by two of its investment themes:
"The Information Revolution Wars" and "Transformers."

   The recent market downturn may well serve as an opportunity for buying companies demonstrating industry leadership. In selecting stocks for anticipated future performance, the UBS Warburg Global Investment Strategy Group made a number of changes to the HIGHLIGHTED STOCKS list during the period:

Additions                                  Date          Deletions                         Date
---------------------------------------------------------------------------------------------------
Intel                                     1/31/01        Starwood Hotels and Resorts        2/26/01
Merck & Co                                1/31/01        Texas Instruments                  1/22/01
Dell Computer                             1/31/01        Tiffany & Company                  12/4/00
Broadcom Corporation                     11/30/00        Lucent Technologies               11/30/00
Celestica                                11/30/00        Pharmacia                         11/30/00
Juniper Networks                         11/30/00        Oracle                            11/17/00
PerkinElmer                              11/30/00        Costco Wholesale                   9/30/00
Quest Diagnostics                        11/30/00        Smurfit-Stone Container            9/30/00
Tellabs                                  11/30/00        Wal-Mart Stores                    9/30/00
Texas Instruments                        11/30/00        Weyerhaeuser                       9/30/00
Verizon Communications                   11/30/00        AXF                                 9/1/00
AES                                       9/30/00
American Express                          9/30/00
Check Point Software Technologies         9/30/00
Citigroup                                 9/30/00
Fifth Third Bancorp                       9/30/00
Firstar Corp.                             9/30/00
Hartford Financial Services               9/30/00
Merrill Lynch & Co.                       9/30/00
Nortel Networks                           9/30/00
Starwood Hotels and Resorts               9/30/00
TMP Worldwide                             9/30/00

Investment themes and the stocks on the HIGHLIGHTED STOCKS list are subject to change. The Fund's portfolio changes as names on the list change.

* Weightings represent percentages of net assets as of March 31, 2001. The Fund's portfolio is actively managed and its composition will vary.

PAINEWEBBER STRATEGY FUND                                      SEMIANNUAL REPORT

The Fund invests in the stocks included on the UBS Warburg's HIGHLIGHTED STOCKS list maintained by Edward M. Kerschner, UBS Warburg's Chief Global Strategist, and the UBS Warburg Global Investment Strategy Group.(o) The HIGHLIGHTED STOCKS list is comprised of stocks that UBS Warburg's Global Investment Strategy Group believes are well-positioned to benefit from emerging economic, social and political themes before they are widely recognized. Investment themes for the fiscal period included "The Age of Affluence," "The Information Revolution Wars," and "Transformers." Of course, investment themes and the stocks comprising each theme are subject to change.+

THE AGE OF AFFLUENCE

This theme focuses on the consumer, taking an approach more typical of Madison Avenue than of Wall Street. HIGHLIGHTED STOCKS in this category are driven by consumer behavior and, in particular, the behavior of baby boomers--the largest, fastest-growing and wealthiest segment of the population. Driven by "shared life experiences," the attitudes of baby boomers about everything from consumption to leisure to health care have changed dramatically as this generation has aged. With most of their material needs satisfied, boomers today place more value on experiences than on tangibles. American Express and Pfizer are two of the HIGHLIGHTED STOCKS that fall under this theme.

THE INFORMATION REVOLUTION WARS

The quantity of global GDP (gross domestic product) that ultimately will be "digitizable" will likely surpass today's wildest speculation. Major technological revolutions are always bigger than anyone ever thinks. The First and Second Industrial Revolutions were violent upheavals marked by many simultaneous "wars" between competing interests, technologies and business models. So too will the Information Revolution witness many wars in which some firms perish while others flourish. Examples of HIGHLIGHTED STOCKS in this theme include JDS Uniphase and AOL Time Warner. UBS Warburg believes these companies are well-positioned to take advantage of growth in their respective industries.

[SIDEBAR]
(continued)

-   Innovative thought leadership and investment ideas
- A dedication to providing personal client service and personalized business solutions.

Please note that as of June 4, 2001, the Fund's name will change. PaineWebber Strategy Fund will become Brinson Strategy Fund.

These changes will not impact the management of your fund.
[END OF SIDEBAR]

(o) Following the merger between PaineWebber and UBS AG on November 6, 2000, Edward M. Kerschner was named Chief Global Strategist of UBS Warburg. Please see announcement outlining post-fiscal period changes to the Fund's stock selection process.

+ The HIGHLIGHTED STOCKS list is not compiled with any client or product in mind, including the PaineWebber Strategy Fund. Price returns of the HIGHLIGHTED STOCKS list do not predict the future results of the list or the Fund. Deviations from the HIGHLIGHTED STOCKS list's price returns will result because those returns do not reflect the execution of actual purchases or sales. A mutual fund following the HIGHLIGHTED STOCKS list may not be able to execute purchases and sales at the prices used to calculate the price returns of the list. Because the HIGHLIGHTED STOCKS list is a paper portfolio that is not managed to a target number of stocks, no "rebalancing" of actual investments is done when stocks are added to or deleted from the list. The Fund also will be subject to daily cash flow, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage commissions, as well as the advisory fees and other expenses that the Fund bears. In addition, because the HIGHLIGHTED STOCKS list does not include a cash component, price returns of the list are based on a constant 100% investment in the stocks on the list. As of November 6, 2000, the current investment themes did not include Muted Cycle Cyclicals.

SEMIANNUAL REPORT                                      PAINEWEBBER STRATEGY FUND

TRANSFORMERS

Three potent forces--technology, deregulation and globalization--are creating a newly flexible economy, one in which prices are transparent, competition is intense and margins are under unrelenting pressure. Success in this new "flex economy" of the Information Age will be determined by "structure" as much as by macro-economic factors. The survivors in this environment--the TRANSFORMERS--are moving from bureaucratic, vertically integrated organizations to a flexible business structure where decisions are driven by market forces. The victims of change in the Information Age--the TRANSFORMED--will be companies trapped by traditional legacy businesses they refuse to cannibalize. Bank of New York and Quest Diagnostics are examples of HIGHLIGHTED STOCKS that fall under this theme.

CHANGE TO STOCK SELECTION PROCESS
--------------------------------------------------------------------------------

Reflecting what will be an ongoing effort to leverage the global resources of UBS Warburg, the Global Investment Strategy Group, led by Edward M. Kerschner, Chief Global Strategist at UBS Warburg, will be working with the UBS Warburg Global Sector Coordinators and Sector Strategists to update the HIGHLIGHTED STOCKS list effective May 1, 2001.

   The Global Investment Strategy Group will continue to identify investment themes based on the emerging trends the Group has spotted through economic, social and political data analysis. Additions and deletions to the HIGHLIGHTED STOCKS list based on the Group's core investment themes will be made by UBS Warburg's Global Sector Coordinators and Sector Strategists in consultation with the Global Investment Strategy Group. A stock will automatically be removed from the HIGHLIGHTED STOCKS list if: that stock is downgraded by the UBS Warburg analyst to Hold, Reduce or Sell, or that stock is removed from the stock selections of a Global Sector Coordinator or Sector Strategist for other reasons. This leverages the global equity research capabilities of UBS Warburg and expands the universe of stocks that may be added to the HIGHLIGHTED STOCKS list. While the companies on the list have been relatively large, well known, U.S. companies, the list is not restricted to these types of companies. A number of foreign stocks are currently included on the HIGHLIGHTED STOCKS list.

PAINEWEBBER STRATEGY FUND                                      SEMIANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 3/31/01

                                         6 Months     1 Year   Inception(o)
---------------------------------------------------------------------------
Before Deducting            Class A*      -34.18%     -44.25%     -34.26%
Maximum Sales Charge        Class B**     -34.41      -44.67      -34.78
                            Class C+      -34.41      -44.67      -34.78
                            Class Y++     -34.10      -44.11      -34.09
---------------------------------------------------------------------------
After Deducting             Class A*      -37.14      -46.74      -36.49
Maximum Sales Charge        Class B**     -37.69      -47.44      -37.25
                            Class C+      -35.07      -45.23      -34.78
---------------------------------------------------------------------------
HIGHLIGHTED STOCKS(SM) List(1)
     After Announcement, close            -33.26      -43.61         N/A
     After Announcement, open             -31.88      -41.59         N/A
S&P 500 Index                             -18.75      -21.67      -12.61
Lipper Large Cap Core Median              -19.61      -22.25      -12.13
---------------------------------------------------------------------------

Past performance is no guarantee of future performance. Performance results for the Fund assume reinvestment of all dividends and capital gains. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative.

The UBS Warburg HIGHLIGHTED STOCKS list is not compiled with any client or product in mind, including PaineWebber Strategy Fund. Price returns of the HIGHLIGHTED STOCKS list do not predict the future results of the list or the Fund. Deviations from the HIGHLIGHTED STOCKS list's price returns will result because those returns do not reflect the execution of actual purchases or sales. A mutual fund following the HIGHLIGHTED STOCKS list may not be able to execute purchases and sales at the prices used to calculate the price returns of the list. Because the HIGHLIGHTED STOCKS list is a paper portfolio that is not managed to a target number of stocks, no "rebalancing" of actual investments is done when stocks are added to or deleted from the list. The Fund also will be subject to daily cash flow, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage commissions, as well as the advisory fees and other expenses that the Fund bears. In addition, because the HIGHLIGHTED STOCKS list does not include a cash component, price returns of the list are based on a constant 100% investment in the stocks on the list.

(o) Inception: since commencement of issuance on December 2, 1999 for share classes A, B, C and Y. Inception returns for the Lipper Median and the S&P 500 Index are also as of December 2, 1999.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by UBS PaineWebber and that may invest in other mutual funds offered through Brinson Advisors, Inc. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

(1) "After Announcement, close" reflects the performance of the HIGHLIGHTED STOCKS list, using the closing price on the day of the announcement of any changes to the list. We believe this is a more appropriate benchmark for the PaineWebber Strategy Fund. This benchmark takes into account that we will not necessarily execute trades for the Fund at the open, as we want to minimize the market impact of the announcement. "After announcement, open" reflects the performance of the list, using the opening price on the day of the announcement of any changes to the list. The indicated price returns are based on capital appreciation, excluding dividends and transaction costs such as commissions, markups, fees and interest charges. Actual transactions adjusted for such transaction costs will result in different returns.

SEMIANNUAL REPORT                 PAINEWEBBER STRATEGY FUND

PORTFOLIO STATISTICS


CHARACTERISTICS*                          3/31/01             9/30/00
-------------------------------------------------------------------------
Median Market Capitalization (bln)         $31.5               $71.8
Average Market Capitalization (bln)        $63.0               $95.5
Dividend Yield                             0.65%               0.50%
Net Assets                             $882.6 million        $1.6 billion
Number of Securities                        42                   31
Stocks                                     100%                 100%
Cash                                        0%                   0%

--------------------------------------------------------------------
TOP FIVE SECTORS*         3/31/01                             9/30/00
--------------------------------------------------------------------
Technology                 40.2%     Technology                31.7%
Financials                 16.8      Consumer Cyclicals        26.9
Healthcare                 16.7      Healthcare                19.2
Consumer Cyclicals         12.0      Utilities                  9.7
Utilities                  12.0      Capital Goods              3.3
--------------------------------------------------------------------
Total                      97.7%     Total                     90.8%

TOP TEN HOLDINGS*         3/31/01                             9/30/00
--------------------------------------------------------------------
Nextel                      2.5%     Bed Bath & Beyond          4.4%
Bed Bath & Beyond           2.4      WorldCom                   3.3
General Motors              2.4      Clear Channel
Merrill Lynch               2.4        Communications           3.3
Fifth Third Bancorp         2.4      Microsoft                  3.3
PerkinElmer                 2.4      Tiffany & Co.              3.3
AOL Time Warner             2.4      Smurfit-Stone Container    3.3
Verizon Communications      2.4      General Motors             3.3
U.S. Bancorp                2.4      America Online             3.2
Pfizer                      2.4      Hewlett Packard            3.2
                                     Lucent Technologies        3.2
--------------------------------------------------------------------
Total                      24.1%     Total                     33.8%

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds(2) please contact your Financial Advisor or visit us at www.ubspainewebber.com.

Sincerely,

/s/ Brian M. Storms                     /s/ T. Kirkham Barneby

BRIAN M. STORMS                         T. KIRKHAM BARNEBY
President and                           Managing Director and
Chief Executive Officer                 Chief Investment Officer -
Brinson Advisors, Inc.                  Quantitative Investments
                                        Brinson Advisors, Inc.
                                        Portfolio Manager, PaineWebber
                                        Strategy Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended March 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

* Weightings represent percentages of net assets as of the dates indicated. The composition of the Fund's portfolio will vary over time.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGY FUND

PERFORMANCE RESULTS (UNAUDITED)


                                           NET ASSET VALUE                                TOTAL RETURN(1)
                              -----------------------------------------        --------------------------------------------
                                                                                  12 MONTHS            6 MONTHS
                              03/31/01        09/30/00         03/31/00        ENDED 03/31/01       ENDED 03/31/01
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                     $5.72           $8.69           $10.26             (44.25)%         (34.18)%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                      5.66            8.63            10.23             (44.67)           (34.41)
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                      5.66            8.63            10.23             (44.67)           (34.41)
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                                                     NET ASSET VALUE
                                                               -----------------------------
PERIOD COVERED                                                 BEGINNING           ENDING            TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                  $10.00             $10.22                2.20%
---------------------------------------------------------------------------------------------------------------------------
2000                                                                10.22               7.01              (31.41)
---------------------------------------------------------------------------------------------------------------------------
01/01/01-03/31/01                                                    7.01               5.72              (18.40)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                      CUMULATIVE TOTAL RETURN AS OF 03/31/01:      (42.80)%
---------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY CLASS B SHARES

                                                                     NET ASSET VALUE
                                                               -----------------------------
PERIOD COVERED                                                 BEGINNING           ENDING            TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                  $10.00             $10.22                2.20%
---------------------------------------------------------------------------------------------------------------------------
2000                                                                10.22               6.96              (31.90)
---------------------------------------------------------------------------------------------------------------------------
01/01/01-03/31/01                                                    6.96               5.66              (18.68)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                      CUMULATIVE TOTAL RETURN AS OF 03/31/01:      (43.40)%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS C SHARES

                                                                      NET ASSET VALUE
                                                               -----------------------------
PERIOD COVERED                                                 BEGINNING           ENDING            TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
12/02/99-12/31/99                                                  $10.00             $10.22                2.20%
---------------------------------------------------------------------------------------------------------------------------
2000                                                                10.22               6.96              (31.90)
---------------------------------------------------------------------------------------------------------------------------
01/01/01-03/31/01                                                    6.96               5.66              (18.68)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                      CUMULATIVE TOTAL RETURN AS OF 03/31/01:      (43.40)%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by UBS PaineWebber and may invest in PaineWebber mutual funds. For the six months ended March 31, 2001 and since inception, December 2, 1999 through March 31, 2001, Class Y shares have a total return of (34.10)% and (42.60)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGY FUND

PORTFOLIO OF INVESTMENTS                  MARCH 31, 2001(UNAUDITED)


NUMBER OF
  SHARES                                                     VALUE
----------                                                   -----
COMMON STOCKS--100.15%

AIRLINES--2.39%

  534,000  Delta Air Lines, Inc. ..................  $  21,093,000
                                                     -------------
BANKS--9.66%
  429,200  Bank of New York Co., Inc. .............     21,133,808
  473,100  Citigroup, Inc. ........................     21,280,038
  401,600  Fifth Third Bancorp ....................     21,460,500
  919,800  U.S. Bancorp ...........................     21,339,360
                                                     -------------
                                                        85,213,706
                                                     -------------
COMPUTER HARDWARE--9.49%
1,333,900  Cisco Systems, Inc.* ...................     21,092,293
  806,100  Dell Computer Corp.* ...................     20,706,694
1,250,500  Gateway, Inc.* .........................     21,020,905
  669,500  Hewlett-Packard Co. ....................     20,935,265
                                                     -------------
                                                        83,755,157
                                                     -------------
COMPUTER SOFTWARE--4.73%
  217,900  IBM Corp. ..............................     20,957,622
  379,400  Microsoft Corp.* .......................     20,748,438
                                                     -------------
                                                        41,706,060
                                                     -------------
DRUGS & MEDICINE--9.58%
  348,000  Amgen, Inc.*(1) ........................     20,945,250
  278,900  Merck & Co., Inc. ......................     21,168,510
  521,000  Pfizer, Inc. ...........................     21,334,950
  577,200  Schering-Plough Corp. ..................     21,085,116
                                                     -------------
                                                        84,533,826
                                                     -------------
ELECTRIC UTILITIES--2.38%
  419,900  AES Corp.*(1) ..........................     20,978,204
                                                     -------------
ELECTRICAL EQUIPMENT--9.53%
  771,500  Celestica, Inc.* .......................     21,277,970
1,475,300  Motorola, Inc. .........................     21,037,778
1,479,500  Nortel Networks Corp. ..................     20,786,975
  517,100  Tellabs, Inc.* .........................     21,039,506
                                                     -------------
                                                        84,142,229
                                                     -------------
FINANCIAL SERVICES--2.38%
  508,600  American Express Co. ...................     21,005,180
                                                     -------------
GAS UTILITY--2.38%
  321,100  El Paso Corp. ..........................     20,967,830
                                                     -------------
INFORMATION SERVICES--2.29%
  538,700  TMP Worldwide, Inc.*(1) ................     20,234,919
                                                     -------------


NUMBER OF
  SHARES                                                     VALUE
----------                                                   -----

INTERNET--4.60%
  431,500  Check Point Software
             Technologies Ltd.*(1) ................  $  20,496,250
  529,200  Juniper Networks, Inc.*(1) .............     20,088,432
                                                     -------------
                                                        40,584,682
                                                     -------------
LONG DISTANCE & PHONE COMPANIES--4.77%
1,109,400  MCI Worldcom, Inc. .....................     20,731,913
  433,300  Verizon Communications, Inc. ...........     21,361,690
                                                     -------------
                                                        42,093,603
                                                     -------------
MEDIA--7.23%
  532,350  AOL Time Warner, Inc.* .................     21,373,852
  383,700  Clear Channel Communications*(1) .......     20,892,465
1,105,700  General Motors Corp. - Class H,
             (Hughes Electronics Corp.)* ..........     21,561,150
                                                     -------------
                                                        63,827,467
                                                     -------------
MEDICAL PRODUCTS--2.37%
  239,100  Johnson & Johnson ......................     20,914,077
                                                     -------------
MEDICAL PROVIDERS--4.74%
  522,600  Columbia/HCA Healthcare Corp. ..........     21,045,102
  234,300  Quest Diagnostics, Inc.* ...............     20,822,241
                                                     -------------
                                                        41,867,343
                                                     -------------

PROPERTY INSURANCE--2.36%
  353,000  Hartford Financial Services
           Group, Inc. ............................     20,827,000
                                                     -------------
SECURITIES & ASSET MANAGEMENT--2.43%
  387,600  Merrill Lynch & Co., Inc. ..............     21,473,040
                                                     -------------
SEMICONDUCTOR--9.57%
  725,400  Broadcom Corp.*(1) .....................     20,964,060
  804,100  Intel Corp. ............................     21,157,881
1,135,600  JDS Uniphase Corp.* ....................     20,937,625
  408,200  PerkinElmer, Inc. ......................     21,410,090
                                                     -------------
                                                        84,469,656
                                                     -------------
SPECIALTY RETAIL--4.82%
  878,800  Bed, Bath & Beyond, Inc.*(1) ...........     21,585,525
  486,300  Home Depot, Inc. .......................     20,959,530
                                                     -------------
                                                        42,545,055
                                                     -------------
WIRELESS TELECOMMUNICATIONS--2.45%
1,507,300  NEXTEL COMMUNICATIONS, INC.*(1) ........    21,667,438
                                                     -------------
Total Common Stocks (cost--$1,141,487,634) ........   883,899,472
                                                     -------------

PAINEWEBBER STRATEGY FUND

PORTFOLIO OF INVESTMENTS                           MARCH 31, 2001(UNAUDITED)


PRINCIPAL
 AMOUNT                                                                                MATURITY     INTEREST
  (000)                                                                                  DATE         RATE         VALUE
---------                                                                              --------     --------       -----
REPURCHASE AGREEMENT--0.00%
$       7  Repurchase Agreement dated 03/31/01 with State Street Bank & Trust Co., collateralized by $7,106 U.S. Treasury Notes, 4.750% due 11/15/08;
             (value-$7,141); proceeds: $7,002; (cost--$7,000) ........................ 04/02/01     5.150%     $      7,000
                                                                                                               ------------
Total Investments (cost--$1,141,494,634)--100.15% ....................................                          883,906,472
Liabilities in excess of other assets--(0.15)% .......................................                           (1,331,183)
                                                                                                               ------------
Net Assets--100.00% ..................................................................                         $882,575,289
                                                                                                               ============

----------------
*    Non-income producing security.
(1)  Security, or a portion thereof, was on loan at March 31, 2001.

                     See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES                   MARCH 31, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$1,141,494,634) ...................................... $  883,906,472
Investments of cash collateral received for securities loaned, at value (cost--$41,195,350) .....     41,195,350
Cash ............................................................................................            719
Receivable for investments sold .................................................................     54,444,393
Receivable for shares of beneficial interest sold ...............................................      1,118,908
Dividends and interest receivable ...............................................................        665,349
Other assets ....................................................................................        102,739
                                                                                                  --------------
Total assets ....................................................................................    981,433,930
                                                                                                  --------------

LIABILITIES
Payable for investments purchased ...............................................................     54,393,710
Collateral for securities loaned ................................................................     41,195,350
Payable for shares of beneficial interest repurchased ...........................................      1,786,439
Payable to affiliates ...........................................................................      1,210,457
Accrued expenses and other liabilities ..........................................................        272,685
                                                                                                  --------------
Total liabilities ...............................................................................     98,858,641
                                                                                                  --------------

NET ASSETS
Beneficial interest--$0.001 par value (unlimited number authorized) .............................  1,623,399,724
Accumulated net investment loss .................................................................     (7,705,191)
Accumulated net realized loss from investment and futures transactions ..........................   (475,531,082)
Net unrealized depreciation of investments ......................................................   (257,588,162)
                                                                                                  --------------
Net assets ...................................................................................... $  882,575,289
                                                                                                  ==============

CLASS A:
Net assets ...................................................................................... $  273,918,492
                                                                                                  --------------
Shares outstanding ..............................................................................     47,898,411
                                                                                                  --------------
Net asset value and redemption value per share ..................................................          $5.72
                                                                                                           =====
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price) .          $5.99
                                                                                                           =====

CLASS B:
Net assets ...................................................................................... $  350,231,004
                                                                                                  --------------
Shares outstanding ..............................................................................     61,870,671
                                                                                                  --------------
Net asset value and offering price per share ....................................................          $5.66
                                                                                                           =====

CLASS C:
Net assets ...................................................................................... $  250,896,362
                                                                                                  --------------
Shares outstanding ..............................................................................     44,320,137
                                                                                                  --------------
Net asset value and offering price per share ....................................................          $5.66
                                                                                                           =====

CLASS Y:
Net assets ...................................................................................... $    7,529,431
                                                                                                  --------------
Shares outstanding ..............................................................................      1,311,263
                                                                                                  --------------
Net asset value, offering price and redemption value per share ..................................          $5.74
                                                                                                           =====

                 See accompanying notes to financial statements
10

PAINEWEBBER STRATEGY FUND

STATEMENT OF OPERATIONS

                                                                                              FOR THE SIX MONTHS
                                                                                                     ENDED
                                                                                                MARCH 31, 2001
                                                                                                  (UNAUDITED)
                                                                                              ------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $5,933) .......................................   $     3,335,492
Interest (net of interest expense of $35,146) ..............................................            80,198
                                                                                              ------------------
                                                                                                     3,415,690
                                                                                              ------------------

EXPENSES:
Investment advisory and administration .....................................................         4,476,924
Service fees--Class A ......................................................................           452,999
Service and distribution fees--Class B .....................................................         2,374,339
Service and distribution fees--Class C .....................................................         1,704,466
Transfer agency and related services fees ..................................................           678,015
State registration .........................................................................           240,123
Custody and accounting .....................................................................           140,892
Reports and notices to shareholders ........................................................           103,919
Professional fees ..........................................................................            50,161
Trustees' fees .............................................................................             5,250
Other expenses .............................................................................            10,713
                                                                                              ------------------
                                                                                                    10,237,801
Less: Fee waivers from adviser .............................................................            (4,001)
                                                                                              ------------------
Net expenses ...............................................................................        10,233,800
                                                                                              ------------------
Net investment loss ........................................................................        (6,818,110)
                                                                                              ------------------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions ...........................................      (260,932,480)
Net change in unrealized apprecation/depreciation of investments ...........................      (228,927,625)
                                                                                              ------------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ................................      (489,860,105)
                                                                                              ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................     $(496,678,215)
                                                                                              ==================

                 See accompanying notes to financial statements
                                                                             11

PAINEWEBBER STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE SIX MONTHS         FOR THE PERIOD
                                                                                       ENDED               DECEMBER 2, 1999+
                                                                                   MARCH 31, 2001               THROUGH
                                                                                    (UNAUDITED)            SEPTEMBER 30, 2000
                                                                                 ------------------        -------------------
FROM OPERATIONS:
Net investment loss ........................................................      $    (6,818,110)          $   (17,486,178)
Net realized loss from investment and futures transactions .................         (260,932,480)             (214,598,602)
Net change in unrealized appreciation/depreciation of investments ..........         (228,927,625)              (28,660,537)
                                                                               ---------------------     ---------------------
Net decrease in net assets resulting from operations .......................         (496,678,215)             (260,745,317)
                                                                               ---------------------     ---------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares .......................................          119,800,953             2,506,332,323
Cost of shares repurchased .................................................         (287,318,345)             (698,816,120)
                                                                               ---------------------     ---------------------
Net increase (decrease) in net assets derived from beneficial
 interest transactions .....................................................         (167,517,392)            1,807,516,203
                                                                               ---------------------     ---------------------

Net increase (decrease) in net assets ......................................         (664,195,607)            1,546,770,886

NET ASSETS:
Beginning of period ........................................................        1,546,770,896                        10
                                                                               ---------------------     ---------------------
End of period ..............................................................      $   882,575,289            $1,546,770,896
                                                                               =====================     =====================

--------------
+ Commencement of operations.

                 See accompanying notes to financial statements
12

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Strategy Fund (the "Fund") is a diversified series of PaineWebber Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation.

   Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting rights except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for the portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., the investment adviser, administrator and distributor of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurick, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



repurchase agreement transactions with other funds managed by Brinson Advisors.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized. Variation margin calls could be substantial in the event of adverse price movements.

   Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

   There were no outstanding futures contracts at March 31, 2001.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


INVESTMENT ADVISER AND ADMINISTRATOR

   The Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At March 31, 2001, the Fund owed Brinson Advisors $599,920 in investment advisory and administration fees.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



   For the six months ended March 31, 2001, Brinson Advisors waived $4,001 of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC.

   For the six months ended March 31, 2001, the Fund paid no brokerage commissions to UBS PaineWebber because no transactions with UBS PaineWebber were executed on behalf of the Fund.


DISTRIBUTION PLANS

   Brinson Advisors is the distributor of the Fund's shares and has appointed UBS PaineWebber as the dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Brinson Advisors monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At March 31, 2001, the Fund owed Brinson Advisors $608,990 in service and distribution fees.

   Brinson Advisors also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Brinson Advisors has informed the Fund that for the six months ended March 31, 2001, it earned $2,349,698 in sales charges.


TRANSFER AGENCY AND RELATED SERVICES FEES

   UBS PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the six months ended March 31, 2001, UBS PaineWebber received from PFPC, Inc., not the Fund, approximately 54% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.


SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Brinson Advisors, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights. However, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended March 31, 2001, the Fund earned $39,923 for lending securities. The Fund's lending agent is UBS PaineWebber, who earned $13,759 in compensation from the Fund in that capacity for the six months ended March 31, 2001. At March 31, 2001, the Fund owed UBS PaineWebber $1,547 in compensation.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   As of March 31, 2001, the Fund held cash having an aggregate value of $41,195,350 as collateral for portfolio securities loaned having a market value of $39,974,016 which was invested in the following money market funds:

     NUMBER OF
      SHARES                                                                       VALUE
     ---------                                                                     -----
      8,773,177    AIM Liquid Assets Portfolio .............................   $  8,773,177
     15,640,508    Mitchell Hutchins Private Money Market Fund LLC .........     15,640,508
     15,369,450    Provident Temporary Cash Portfolio ......................     15,369,450
      1,412,215    Scudder Institutional Fund Inc. .........................      1,412,215
                                                                               ------------
                   Total investments of cash collateral for
                     securities loaned (cost--$41,195,350) .................   $ 41,195,350
                                                                               ============

BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended March 31, 2001, the Fund borrowed a daily weighted average balance of $4,357,500 at a weighted average interest rate of 6.72%.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at March 31, 2001 was substantially the same as the cost of securities for financial statement purposes. At March 31, 2001, the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an excess of value over cost) .............  $   29,255,064
   Gross depreciation (investments having an excess of cost over value) .............    (286,843,226)
                                                                                       --------------
   Net unrealized depreciation of investments .......................................  $ (257,588,162)
                                                                                       ==============

   For the six months ended March 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

   Purchases ........................................................................  $ 1,376,324,468
   Sales ............................................................................  $ 1,555,658,420

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At September 30, 2000, the Fund had a net capital loss carryforward of $104,630,955, available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire by September 30, 2008. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

BENEFICAL INTEREST

   There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                         CLASS A                         CLASS B                        CLASS C
FOR THE SIX MONTHS ENDED     ----------------------------    -----------------------------   -----------------------------
MARCH 31, 2001:                  SHARES         AMOUNT          SHARES           AMOUNT         SHARES          AMOUNT
                             -----------    -------------    -----------    -------------    -----------    -------------
Shares sold ...........        8,170,351    $  59,112,281      4,149,031    $  29,839,400      4,032,998    $  29,323,008
Shares repurchased ....      (13,890,514)    (101,091,368)   (13,672,907)     (97,937,634)   (10,600,535)     (75,373,125)
Shares converted from
Class B to Class A ....            7,927           53,101         (7,998)         (53,101)          --               --
                             -----------    -------------    -----------    -------------    -----------    -------------
Net decrease ..........       (5,712,236)   $ (41,925,986)    (9,531,874)   $ (68,151,335)    (6,567,537)   $ (46,050,117)
                             ===========    =============    ===========    =============    ===========    =============

FOR THE PERIOD
DECEMBER 2, 1999+
THROUGH SEPTEMBER 30, 2000:
Shares sold ...........       88,356,634    $ 879,833,720     90,925,032    $ 904,509,062     67,312,424    $ 670,146,284
Shares repurchased ....      (34,747,392)    (334,582,875)   (19,521,078)    (185,100,658)   (16,424,750)    (156,609,457)
Shares converted from
Class B to Class A ....            1,404           13,226         (1,409)         (13,226)          --               --
                             -----------    -------------    -----------    -------------    -----------    ------------
Net increase ..........       53,610,646    $ 545,264,071     71,402,545    $ 719,395,178     50,887,674    $ 513,536,827
                             ===========    =============    ===========    =============    ===========    =============
                                       CLASS Y
FOR THE SIX MONTHS ENDED     ----------------------------
MARCH 31, 2001:                SHARES         AMOUNT
                             ----------    --------------
Shares sold ...........         220,126    $   1,526,264
Shares repurchased ....      (1,806,327)     (12,916,218)
Shares converted from
Class B to Class A ....            --               --
                             ----------    -------------
Net decrease ..........      (1,586,201)   $ (11,389,954)
                             ==========    =============

FOR THE PERIOD
DECEMBER 2, 1999+
THROUGH SEPTEMBER 30, 2000:
Shares sold ...........       5,205,566    $  51,843,257
Shares repurchased ....      (2,308,102)     (22,523,130)
Shares converted from
Class B to Class A ....            --               --
                             ----------    -------------
Net increase ..........       2,897,464    $  29,320,127
                             ==========    =============

------------
+ Commencement of operations.

PAINEWEBBER STRATEGY FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                            CLASS A                                       CLASS B
                                                -------------------------------------     ----------------------------------------
                                                    FOR THE             FOR THE               FOR THE               FOR THE
                                                  SIX MONTHS             PERIOD             SIX MONTHS               PERIOD
                                                     ENDED          DECEMBER 2, 1999+          ENDED            DECEMBER 2, 1999+
                                                 MARCH 31, 2001            TO              MARCH 31, 2001              TO
                                                  (UNAUDITED)      SEPTEMBER 30, 2000        (UNAUDITED)        SEPTEMBER 30, 2000
                                                 --------------    ------------------      --------------       ------------------
Net asset value, beginning of period                $   8.69           $  10.00               $   8.63                $  10.00
                                                    --------           --------               --------                --------
Net investment loss                                    (0.02)@            (0.06)                 (0.05)@                 (0.12)
Net realized and unrealized losses from
  investment and futures transactions                  (2.95)@            (1.25)                 (2.92)@                 (1.25)
                                                    --------           --------               --------                --------
Total decrease from investment operations              (2.97)             (1.31)                 (2.97)                  (1.37)
                                                    --------           --------               --------                --------
Net asset value, end of period                      $   5.72           $   8.69               $   5.66                $   8.63
                                                    ========           ========               ========                ========
Total investment return (1)                           (34.18)%           (13.10)%               (34.41)%                (13.70)%
                                                    ========           ========               ========                ========
Ratios/Supplemental Data:
Net assets, end of period (000's)                   $273,918           $465,776               $350,231                $616,435
Expenses to average net assets, net of
  waivers from adviser (2)                              1.19%*             1.16%*                 1.96%*                  1.93%*
Net investment loss to average net assets,
  net of waivers from adviser (2)                      (0.62)%*           (0.63)%*               (1.39)%*                (1.41)%*
Portfolio turnover rate                                  115%               121%                   115%                    121%

------------
+    Commencement of operations.

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) For the six months ended March 31, 2001, Brinson Advisors waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

                                                            CLASS C                                       CLASS Y
                                                -------------------------------------     ----------------------------------------
                                                    FOR THE             FOR THE               FOR THE               FOR THE
                                                  SIX MONTHS             PERIOD             SIX MONTHS               PERIOD
                                                     ENDED          DECEMBER 2, 1999+          ENDED            DECEMBER 2, 1999+
                                                 MARCH 31, 2001            TO              MARCH 31, 2001              TO
                                                  (UNAUDITED)      SEPTEMBER 30, 2000        (UNAUDITED)        SEPTEMBER 30, 2000
                                                 --------------    ------------------      --------------       ------------------
Net asset value, beginning of period                $   8.63           $  10.00                $  8.71                 $ 10.00
                                                    --------           --------               --------                --------
Net investment loss                                    (0.05)@            (0.12)                 (0.01)@                 (0.03)
Net realized and unrealized losses from
  investment and futures transactions                  (2.92)@            (1.25)                 (2.96)@                 (1.26)
                                                    --------           --------               --------                --------
Total decrease from investment operations              (2.97)             (1.37)                 (2.97)                  (1.29)
                                                    --------           --------               --------                --------
Net asset value, end of period                      $   5.66           $   8.63                $  5.74                $   8.71
                                                    ========           ========               ========                ========
Total investment return (1)                           (34.41)%           (13.70)%               (34.10)%                (12.90)%
                                                    ========           ========               ========                ========
Ratios/Supplemental Data:
Net assets, end of period (000's)                   $250,896           $439,329                $ 7,529                 $25,231
Expenses to average net assets, net of
  waivers from adviser (2)                              1.96%*             1.93%*                 0.91%*                  0.89%*
Net investment loss to average net assets,
  net of waivers from adviser (2)                      (1.39)%*           (1.41)%*               (0.36)%*                (0.37)%*
Portfolio turnover rate                                  115%               121%                   115%                    121%

TRUSTEES
E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

T. Kirkham Barneby
VICE PRESIDENT


INVESTMENT ADVISOR,
ADMINISTRATOR AND DISTRIBUTOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.



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                            -C-2001 UBS PaineWebber Inc.
                               All rights reserved
                                   Member SIPC
                  UBS PaineWebber is a service mark of UBS AG.

                                                 STRATEGY
                                                 FUND
                                                 ------------------
                                                 MARCH 31, 2001

                                                 SEMIANNUAL REPORT





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